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                                                                  EXHIBIT 10.8

                                 LOAN AGREEMENT

                 THIS AGREEMENT, made and entered into this 1st day of April, 1996, by and between the INTRUST BANK, N.A. (herein referred to as "Bank"), and T-NETIX, INC. (herein referred to as "Borrower").

                 WITNESSETH:

                 WHEREAS, Borrower has requested a line of credit from Bank; and

                 WHEREAS, Bank has agreed to supply such line of credit under certain terms and conditions.

                 NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties agree as follows:

                         ARTICLE I - NOTES AND SECURITY

                 Section 1.1. REVOLVING CREDIT FACILITY. Bank agrees to establish a revolving credit facility of $10,000,000 (the "Facility") in favor of Borrower evidenced by a promissory note (the "Note"), a copy of which is attached hereto, which shall mature on April 1, 1997.

                 Section 1.2. TERMS OF PAYMENT ON CREDIT FACILITIES. Interest on the Note, or any advance thereunder, shall be adjusted daily to the prime rate as published in the Money Rates section of the Southwest Edition of the Wall Street Journal. Accrued interest shall be due on the first day of each month.

                 Section 1.3. LIMITATIONS ON CREDIT FACILITIES. Borrower may borrow, partially or wholly repay its borrowings, and reborrow, by requesting advances from the Facility; so long as:

                 (a) The Facility balance, including all principal and accrued interest, does not exceed the amount of the Facility at any one time;

                 (b) None of the terms and conditions of this Agreement are in default and Bank has not determined that there has been a material adverse change in the financial condition of Borrower;

                 (c) Borrower is not in default under any loan or any other financial obligation, or any other agreement.

                 Section 1.4. USE OF PROCEEDS. The proceeds from the Facility shall be used to pay in full an existing line of credit at Bank IV Kansas, N.A. and for working capital.

                 Section 1.5. SECURITY. As security for the entire indebtedness to Bank, Borrower hereby pledges, assigns, and grants a first security interest in favor of Bank in all accounts, contract rights, inventory (including all "construction in progress" as set forth in Borrower's financial statements), fixtures, machinery, equipment and general intangibles of Borrower now owned or hereinafter acquired including all proceeds from





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the disposition or collection thereof (the "Collateral"). "Accounts" include all receivables, third-party claims, instruments, documents, chattel paper and executory contract rights.

                 Section 1.6. RENEWALS AND EXTENSIONS. Any renewal or extension of the Facility Note, or any advance made pursuant to the terms of such note, or any other indebtedness which Borrower may have with Bank in the future, shall be subject to the terms of this Agreement. Bank is under no obligation to renew any indebtedness when it matures.

                 Section 1.7. INDEBTEDNESS. Where the term "indebtedness" is used in this Agreement, it shall include all debt of Borrower to Bank of every kind and description, direct or indirect, primary or secondary, secured or unsecured (including overdrafts), joint and several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how it may be evidenced.

                 ARTICLE II - REPRESENTATIONS AND WARRANTIES

                 Borrower hereby represents and warrants, and so long as any indebtedness from Borrower to the Bank remains outstanding, continuously represents and warrants as follows:

                 Section 2.1. LEGAL STATUS. Borrower is a corporation duly organized and existing under the laws of the State of Colorado, and is qualified to do business, and is in good standing, in all jurisdictions in which it conducts its business.

                 Section 2.2. NO VIOLATION. The making and performance by Borrower of this Agreement does not violate any provision of law, or result in a breach of, or constitute a default under, Borrower's articles of incorporation and bylaws, or any Loan Documents, agreement, indenture or other instrument to which Borrower may be a party or by which it may be bound.

                 Section 2.3. LITIGATION. There are no pending or threatened actions or proceedings before any court or administrative agency against Borrower which may adversely affect the financial condition or operation of Borrower other than those heretofore disclosed to Bank in writing.

                 Section 2.4. CORRECTNESS OF FINANCIAL STATEMENTS. The financial statements heretofore and hereafter delivered by Borrower to Bank present fairly the financial condition of Borrower, and have been prepared in accordance with generally accepted accounting principles consistently applied. As of the date of each such financial statement, and since such date, there has been no material adverse change in the condition or operation of Borrower, nor has Borrower mortgaged, pledged or granted a security interest in, or encumbered, any assets or properties since such date.

                 Section 2.5. AUTHORIZATION. The Loan Documents have been duly authorized, executed and delivered by Borrower and are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms. As used in this Loan Agreement, "Loan Documents" shall mean and refer to this Loan Agreement, all Notes, all Security Agreements and Assignments, all Guaranty Agreements, and all other documents and agreements required to be executed herein, and as any of them may be extended, renewed, amended or supplemented from time to time.





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                 Section 2.6. NO SUBORDINATION. The obligations of Borrower under this Agreement, are not subordinated in right of payment or in lien priority to any obligation of Borrower.

                 Section 2.7. PERMITS, FRANCHISES. The Borrower now possesses, and will hereafter possess, all permits, memberships, franchises, contracts, and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights, and fictitious name rights necessary to enable it to conduct its business without conflict with the rights of others.

                       ARTICLE III - CONDITIONS PRECEDENT

                 The obligation of Bank to make any advance under the Facility Note, is subject to the fulfillment of the following conditions:

                 Section 3.1. APPROVAL OF BANK COUNSEL. All legal matters incidental to all such advances hereunder shall be satisfactory to legal counsel of Bank.

                 Section 3.2. COMPLIANCE. The representations and warranties contained herein shall be true as of the date of the signing of this Agreement and on the date of any advance, no Event of Default, as defined in Article VI herein, and no condition, event or act which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, shall have occurred.

                 Section 3.3. DOCUMENTATION. Borrower shall have delivered to Bank in form and substance satisfactory to Bank the following described documents:

                 (a) This Agreement and Facility Note duly executed.

                 (b) All Security Agreements and other loan documents duly executed by Borrower granting to Bank a first and prior perfected security interest in the assets described in Section 1.5 of this Agreement.

                 (c) Certified copy of Corporate Resolution of Borrower ratifying this Agreement and authorizing the execution of the Loan Documents.

                 (d) Such other documentation as the Bank may reasonably require.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

                 Borrower covenants that so long as Borrower is indebted to Bank under this Agreement, Borrower will:

                 Section 4.1. PUNCTUAL PAYMENT. Punctually pay to Bank all payments required to be made under this Loan Agreement, the Facility Note and any other indebtedness.

                 Section 4.2. ACCOUNTING RECORDS. Maintain adequate books and accounts in accordance with generally accepted accounting principles consistently applied, so that anytime and from time to time the




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true and complete financial condition of Borrower is fairly presented and can be readily determined, and permit any representative of Bank at any reasonable time, to inspect, audit and examine such books and accounts of Borrower and permit Bank to make and obtain copies of any such books and accounts, and to permit any representative of Bank to inspect the properties of Borrower.

                 Section 4.3. FINANCIAL STATEMENTS: Furnish Bank:

                 (a) Not later than 90 days after, and as of the end of each fiscal year, an audited financial statement of Borrower to include balance sheet and income statement.

                 (b) Not later than 60 days after the end of each quarter, a balance sheet and statement of income of Borrower in a form satisfactory to Bank, certified correct by an officer of Borrower and copies of Form 10-Q;

                 (c) Not later than 30 days after the end of each month, an aged listing of all accounts payable and receivable of Borrower certified correct by an officer of Borrower;

                 (d) Not later than 30 days after the end of each month, a lending base certificate from an officer of Borrower in the form of the attached Exhibit certifying that Borrower is in compliance with all the terms of this Agreement.

                 (e) Semi-annually, commencing July 31, 1996, a one year cash flow estimate from telecommunication contracts by state.

                 (f) From time to time such other information as Bank may reasonably request.

                 Section 4.4. NOTICE TO ACCOUNTANTS. Notify Borrower's accountants in writing that Bank intends to rely upon financial information prepared by such accountants in behalf of Borrower in determining whether to make any extension of credit covered by this Loan Agreement, including any advance, renewal or extension thereto.

                 Section 4.5. EXISTENCE. Preserve and maintain the existence and all of the rights, privileges and franchises of Borrower; conduct all business in an orderly, efficient, and regular manner; and comply with the requirements of all applicable laws, rules, regulations and orders of a governmental authority.

                 Section 4.6. INSURANCE. Maintain and keep in force insurance of the types and in amounts customarily carried in the line of business similar to that of Borrower, including, but not limited to, fire, public liability, property damage, workers' compensation, and carried with companies and in amounts satisfactory to Bank; and Borrower shall deliver to Bank from time to time, at Bank's request, schedules setting forth all insurance then in effect. Borrower shall maintain and keep in force product liability insurance in such amounts deemed adequate and economically feasible by the parties.

                 Section 4.7. FACILITIES. Keep all Borrower's properties in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be




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fully and efficiently preserved and maintained. Borrower shall promptly satisfy any and all mechanic's or materialmen's liens filed on any of its facilities.

                 Section 4.8. TAXES AND OTHER LIABILITIES. Pay and discharge when due any and all indebtedness, obligations, assessments, and taxes of Borrower, except such as it may in good faith contest or as to which a bona fide dispute may arise.

                 Section 4.9. LITIGATION. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower.

                 Section 4.10. NOTICE TO BANK. Promptly give notice in writing to Bank of (a) the occurrence of any Event of Default, as defined in Article VI; (b) any change in the name, identity or corporate structure of Borrower; or
(c) any uninsured or partially uninsured loss in any fiscal year through fire, theft, liability or property damage in excess of an aggregate of $500,000 to Borrower.

                 Section 4.11. SECURITY DOCUMENTATION AND POWER OF ATTORNEY. Upon request of Bank, assist Bank in obtaining and filing all security agreements, financing statements, and other documentation required to retain Bank's perfected security interest in the assets of Borrower. Borrower irrevocably appoints Bank as its attorney in fact to execute all financing statements and amendments thereto in behalf of Borrower.

                 Section 4.12. FINANCIAL CONDITIONS. Maintain Borrower's financial condition as follows:

                 (a) Borrower shall maintain a minimum tangible net worth of $18,000,000. Tangible net worth shall be defined as the equity of the Borrower as determined by generally accepted accounting principles.

                 (b) Borrower shall maintain a current assets to current liabilities ratio of not less than .75:1. Current assets include only cash and cash equivalents, trade accounts receivable (net of allowance), other receivables and prepaid expenses. Current liabilities include only accounts payable, accrued liabilities, loans from customers, and debt, excluding revolving credit facility with Bank.

                 (c) Borrower shall maintain a total liabilities to net worth ratio of not greater than 1:1.

                 (d) Borrower shall maintain a Collateral base where the total balance due Bank at any time from Borrower does not exceed:

                        (i) 75% of Eligible Receivables which are transaction fees and line information data base receivables from AT&T, Bell Atlantic, Southwestern Bell, U.S. West, Nynex, Nevada Bell, Cincinnati Bell, and GTE less than 90 days past due; plus

                        (ii) 50% of Eligible Direct Receivables, net of allowance, less than 60 days past due; plus

                        (iii) 35% of book value of Telecommunications Equipment in use under telecommunication contracts, at least 90% of which must be under contract with AT&T, Bell Atlantic,




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Southwestern Bell, U.S. West, Nynex, Nevada Bell, Cincinnati Bell and GTE
(limited to $5,000,000 of the Facility).

Excluded from Eligible Receivables and Eligible Direct Receivables are amounts due from affiliated companies or foreign companies, amounts in dispute, amounts subject to setoff, and amount subject to a prior claim.

                 Section 4.13. PAYMENT OF COSTS AND EXPENSES. Borrower agrees to pay to Bank, on demand, all reasonable and necessary costs and expenses as provided in this Agreement and the other Loan Documents, and all costs and expenses reasonably and necessarily incurred by Bank from time to time in connection with this Agreement and the other Loan Documents, including, without limitation, those reasonably and necessarily incurred in: (i) preparing, negotiating, amending, waiving or granting consent with respect to the terms of any or all of the Loan Documents; (ii) enforcing the Loan Documents; (iii) performing any of Borrower's duties under the Loan Documents upon Borrower's failure to perform them; (iv) filing financing statements, assignments or other documents relating to the Collateral (e.g., filing fees, registration taxes);
(v) compromising, pursuing, or defending any controversy, action or proceeding resulting, directly or indirectly, from Bank's relationship with Borrower, regardless of whether Borrower is a party to such controversy, action or proceeding and of whether the controversy, action or proceeding occurs before or after the all indebtedness owing to Bank by Borrower has been paid in full; provided, however, that Borrower shall not be liable to Bank for costs and expenses resulting from the gross negligence or the willful misconduct of Bank in connection therewith; (vi) enforcing or collecting any part of the indebtedness owing to Bank by Borrower or any guaranty contemplated under the Loan Documents; (vii) actual out of pocket expenses of Bank incurred to employ collection agencies or other agents to collect any or all of the accounts and accounts receivables; and (viii) obtaining independent appraisals of the Collateral from time to time as deemed reasonably necessary by Bank. Any amount due to Bank pursuant to this Section shall, if not paid upon demand, accrue interest at the Facility Note rate.

                         ARTICLE V - NEGATIVE COVENANTS

                 Borrower covenants that so long as Borrower is indebted to Bank, Borrower will not, without prior written consent of Bank:

                 Section 5.1. OTHER INDEBTEDNESS. Except as to indebtedness owed Bank, create, incur, or permit to exist any liabilities resulting from borrowings, leases, loans or advances, whether secured or unsecured, or any liens, mortgages or other encumbrances, other than indebtedness outstanding as of the date of this Agreement. Bank will not unreasonably withhold approval for capital leases for equipment which is subsequently leased to AT&T or to Regional Bell Operating Companies. Nothing in this Section shall prevent Borrower from incurring obligations in the ordinary course of business.

                 Section 5.2. MERGER, CONSOLIDATION, SALE OF ASSETS. Merge into or consolidate with any corporation or other entity or acquire all or substantially all of the assets of any other corporation or entity; or sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets.

                 Section 5.3. GUARANTIES. Guarantee or become liable in any way as surety, endorser (other than as endorser of negotiable instruments in the ordinary course of business) or accommodation for the debt or obligations of any person or entity.




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                         ARTICLE VI - EVENTS OF DEFAULT

                 Section 6.1. EVENTS OF DEFAULT. Any of the following shall constitute an Event of Default.

                 (a) Default by Borrower in any payment of principal or interest under the Facility Note or any sum due in this Agreement.

                 (b) Any representation or warranty made by Borrower hereunder which shall prove to be at any time incorrect in any material respect.

                 (c) Default by Borrower in the performance of any other term, covenant or agreement contained herein, which default is not cured within 20 days from its occurrence.

                 (d) Default by Borrower under the terms of any agreement, note or other instrument and such default having not been cured within 30 days; provided, however, that if Borrower defaults in its performance under any other agreement, note, or instrument and such default causes Borrower's obligations to be immediately due and payable, then Bank, in its sole discretion, may immediately exercise its rights under Section 6.2 herein.

                 (e) The failure of Borrower to promptly pay and discharge any judgment, levy of attachment, execution or other process against the assets of Borrower and such judgment be not satisfied, or such levy or other process be not removed, within 10 days after the entry of levy thereof.

                 (f) Borrower shall be adjudicated a bankrupt or insolvent, or shall consent to or apply for the appointment of a receiver, trustee or liquidator of itself or any of its property, or shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy or voluntary petition or an answer seeking reorganization or arrangement in a proceeding under any bankruptcy law.

                 (g) There shall have occurred a material adverse change, as reasonably determined by Bank, in the financial condition or results in operations of the Borrower since the date of this Agreement.

                 (h) An Event of Default (as defined in the other Loan Documents) occurs in any of the other Loan Documents.

                 Section 6.2. ACCELERATION. If an Event of Default shall occur, any indebtedness of Borrower under this Agreement or the Facility Note, any term of such Note to the contrary notwithstanding, shall, at Bank's option and without notice become immediately due and payable without presentment, notice or demand, all of which are hereby expressly waived by Borrower; and the obligation, if any, of the Bank to permit further borrowings hereunder shall immediately cease and terminate.




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                          ARTICLE VII - MISCELLANEOUS

                 Section 7.1. WAIVER. No delay or failure of Bank, or any holder of the Facility Note, in exercising any right, power or privilege hereunder, shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege hereunder, shall affect such right, power or privilege. The rights and remedies of Bank hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind to Bank, or any holder of the Facility Note, of any breach or default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in such writing.

                 Section 7.2. JURY WAIVER. BORROWER EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS TO ENFORCE OR DEFEND ANY RIGHTS HEREUNDER OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED, OR WHICH MAY HEREAFTER BE DELIVERED, TO BORROWER.

                 Section 7.3. NOTICES. All notices, requests and demands given to or made upon the respective parties shall be deemed to have been given or made when deposited in the mail, postage prepaid, and addressed as follows:


                 Borrower:                 T-NETIX, INC.
                                           6675 S. Kenton Street
                                           Englewood, Colorado 80111

                 Bank:                     INTRUST Bank, N.A.
                                           P.O. Box One
                                           Wichita, KS 67201
                                           Attn: Commercial Loan Department


                 Section 7.4. WRITTEN AGREEMENTS. THIS LOAN AGREEMENT, TOGETHER WITH OTHER WRITTEN AGREEMENTS OF THE PARTIES, IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE BANK AND THE BORROWER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY NON-STANDARD TERM MUST BE WRITTEN BELOW TO BE ENFORCEABLE.

                 BY SIGNING BELOW THE PARTIES AFFIRM THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THEM.


         "BANK"                                        "BORROWER"

     INTRUST Bank, N.A.                                T-NETIX, INC.

By /s/ [ILLEGIBLE]                              By /s/ JOHN GIANNAULA
  ----------------------------                    -----------------------------
  Vice President                                  John Giannaula
                                                  Vice President




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                 Section 7.5. KANSAS LAW APPLICABLE. This Agreement shall be construed in accordance with the laws of the State of Kansas, without regard to principles of conflicts of laws, and applicable federal law. Borrower expressly agrees that jurisdiction and venue for all legal proceedings filed in connection herewith shall lie exclusively in Sedgwick County, Kansas.

                 Section 7.6. PREVIOUS SECURITY AGREEMENTS. Any security interest previously granted to Bank by Borrower shall survive and continue to exist in priority.

                 Section 7.7. OTHER LOAN DOCUMENTS. Borrower understands and agrees that it is additionally bound by the terms and conditions of the other Loan Documents, which such terms and conditions are incorporated herein and made a part of this Agreement. To the extent that any term or provision contained in other Loan Documents conflicts with a term or provision of this Agreement, the term or provision providing the Bank the most security or the greatest right shall control.

                 Section 7.8. BINDING EFFECT. The rights and obligations of the parties under this Agreement shall inure to the benefit of, and shall be binding upon their heirs, personal representatives, successors and assigns.

                 IN WITNESS WHEREOF, the parties have executed this Agreement the day first above written.


                 "BANK"                               "BORROWER"

            INTRUST Bank, N.A.                       T-NETIX, INC.

By  [ILLEGIBLE]                           By /s/ JOHN GIANAULA
  --------------------------------         --------------------------------
  Vice President                           John Giannaula
                                           Vice President






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